Statement of Additional Information Supplement	March 27, 2013

Supplement to the Statement of Additional Information of Putnam Emerging Markets Income Fund dated March 18, 2013.

The first paragraph under the heading “FUND ORGANIZATION AND CLASSIFICATION” and fundamental investment restrictions (6) and (7) under the heading “INVESTMENT RESTRICTIONS” are hereby deleted and replaced with the following:

FUND ORGANIZATION AND CLASSIFICATION

Putnam Emerging Markets Income Fund is a non-diversified series of Putnam Funds Trust, a Massachusetts business trust organized on January 22, 1996 (the "Trust"). A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

INVESTMENT RESTRICTIONS:

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of a fund created under the Trust, the fund may not and will not:

(6) With respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(7) With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.